EXHIBIT 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Craig R. Andersson

(Date)	Craig R. Andersson, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Daniel I. Booker

(Date)	Daniel I. Booker, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Donald P. Fusilli, Jr.

(Date)	Donald P. Fusilli, Jr., Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Ronald L. Gallatin

(Date)	Ronald L. Gallatin, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Charles C. Gedeon

(Date)	Charles C. Gedeon, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Robert M. Hernandez

(Date)	Robert M. Hernandez, Chairman of the Board of Directors

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Edith E. Holiday

(Date)	Edith E. Holiday, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Bryan T. Moss

(Date)	Bryan T. Moss, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ James A. Williams

(Date)	James A. Williams, Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Dawne S. Hickton

(Date)	Dawne S. Hickton Vice Chairman, Chief Executive Officer and Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ William T. Hull

(Date)	William T. Hull Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint Dawne S. Hickton, William T. Hull and Chad Whalen and each of them, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Form S-3 for RTI International Metals, Inc., and any and all amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.
          IN WITNESS WHEREOF, I have hereunto set my hand and seal.

July 1, 2009	/s/ Michael C. Wellham

(Date)	Michael C. Wellham President, Chief Operating Officer and Director